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                                                                    Exhibit 10.3

                          VITAQUEST INTERNATIONAL INC.

                              RESTRICTED STOCK PLAN

                           (LIMITED TO 51,000 SHARES)


                                   ARTICLE 1.

                                   DEFINITIONS

         As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Change of Control of the Company" shall have the meaning given in Section 6.7 hereof.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

                  (e) "Company" shall mean Vitaquest International Inc., a Delaware corporation.

                  (f) "Discharge for Cause" shall mean (i) such acts or conduct on the part of the Participant which is contrary to the interests of the Company, as determined by the Board: (ii) the occurrence of an event described in Section 6.7(b) of this Plan; (iii) the commission of any crime or act of material dishonesty by the Participant as against the Company; or (iv) the commission of any willful, malicious, grossly negligent or reckless act by the Participant which is deemed, in the reasonable judgment of the Board, detrimental to the business, prospects or reputation of the Company. Notwithstanding anything to the contrary contained herein, however, the term "Discharge for Cause" or "Cause" shall not include a determination by a Board constituted at any time following a Change of Control of the Company (as defined below).

                  (g) "Effective Date of the Plan" shall be as defined in
         Article 2.3 hereof.

                  (h) "Escrow Agent" shall mean any escrow agent or its successor designated by the Board to act under the provisions of the Escrow Agreement.



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                  (i) "Escrow Agreement" shall mean the form of escrow agreement as determined from time to time by the Board.

                  (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (k) "Fair Market Value" shall mean, in the event that the Stock is not listed on a national securities exchange, such value as may be determined by the Board or the Committee, or, in the event that the Stock is listed on Nasdaq (or any other exchange on which it may be listed), the average of the highest price and the lowest price per share at which the Stock is sold in the regular way on Nasdaq (or any other exchange on which it may be listed) on the day Restricted Stock is purchased hereunder, or in the absence of any reported sales on such day, the first preceding day on which there were such sales, provided such price shall not be less than the par value of the Stock.

                  (l) "Key Management Employees" shall mean officers of the Company and those key or outstanding employees of the Company, from time to time, designated by the Board, provided that any director of the Company who is an officer or employee of the Company, shall not be deemed a "Key Management Employee" for purposes of this Plan.

                  (m) "Participant" shall mean a person who has purchased Restricted Stock pursuant to the provisions hereof and which has not been forfeited under the Plan

                  (n) "Plan" shall mean the Vitaquest International Inc. Restricted Stock Plan, the terms of which are set forth herein.

                  (o) "Restricted Stock" shall mean Common Stock delivered to or held by a Participant which is subject to the restrictions described in
         Section 6.7 and any new, additional or different stock or securities of the Company or some other corporation, which a Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company. Shares of Restricted Stock delivered pursuant to the Plan, at the election of the Board, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time, be determined by the Board.

                  (p) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (q) "Stock" shall mean the Common Stock of the Company or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other corporation, any new, additional or different stock or securities of the Company or some other corporation.

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         Shares of Stock delivered pursuant to the Plan, at the election of the
         Board, may consist either in whole or in part of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company, and held in its treasury, as may from time to time be determined by the Board.

                  (r) "Stock Purchase Agreement" shall mean the form of stock purchase agreement as determined from time to time by the Board.

                  (s) "Subsidiary" shall mean any corporation, the majority of the outstanding capital stock of which is owned, directly or indirectly, by the Company, and as defined in Section 425 of the Code.


                                   ARTICLE 2.

                                    THE PLAN

         2.1. Name. This Plan shall be known as the "Vitaquest International Inc. Restricted Stock Plan."

         2.2. Purpose. The purpose of the Plan is to advance the interests of the Company and its stockholders by affording to Key Management Employees an opportunity to acquire or increase their proprietary interest in the Company by purchasing Restricted Stock under the terms set forth herein. This Plan is intended to serve as an employment incentive through which the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

         2.3. Effective Date. The Plan shall become effective upon the earlier of the date of its adoption by the Board or its approval by the holders of a majority of the shares of Common Stock of the Company represented at the next annual or special meeting of the stockholders of the Company.


                                   ARTICLE 3.

                                  PARTICIPANTS

         Any Key Management Employee of the Company shall be eligible to participate in the Plan. Members of the Board shall not be eligible to purchase Restricted Stock under the Plan. The Board may select any eligible Key Management Employee who may purchase Restricted Stock in accordance with such determinations as the Board from time to time in its sole discretion shall make. The Plan does not entitle an eligible Key Management Employee to purchase Restricted Stock unless such employee is selected by the Board. A Key Management

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Employee who has been eligible to and/or selected by the Board to purchase
Restricted Stock in one year may not necessarily be eligible and/or selected to purchase Restricted Stock in subsequent years. The Board may, before it approves the purchase of Restricted Stock or as a condition of such approval, require the Participant by whom the purchase is to be made to enter into an Escrow Agreement and/or Stock Purchase Agreement with the Company containing such terms and conditions as the Board may prescribe. Nothing contained in the Plan shall give any employee the right to be retained in the employ of the Company or affect the right of the Company to dismiss any employee. The adoption of the Plan shall not constitute a contract between the Company and any employee.


                                   ARTICLE 4.

                                 ADMINISTRATION

         4.1. Duties and Powers of the Board. The Plan shall be administered by the Board. Subject to the express provisions of the Plan, the Board shall have the sole discretion and authority to determine (a) from among eligible Key Management Employees those who may purchase Restricted Stock, (b) the time or times at which Restricted Stock may be purchased, (c) the number of shares of Restricted Stock which may be purchased, (d) the duration of the restrictions on the Restricted Stock, (e) the manner and type of restrictions to be imposed on the Restricted Stock, and (f) the valuation of the consideration to be paid for the Restricted Stock, provided that the consideration may not be less than the par value thereof (all of which need not be the same for each grant hereunder). Subject to the express provisions of the Plan, the Board shall also have the sole discretion and complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Escrow Agreement and Stock Purchase Agreement, and to take all such other and further steps as may or shall be necessary or advisable to administer the Plan.

         The Board may employ such legal counsel, consultants and agents as they may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant. None of the members of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Restricted Stock purchased under it and the Company shall indemnify and hold harmless each member of the Board against any liability, cost or expense (including reasonable counsel fees) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud, bad faith or willful misconduct.

         4.2. Majority Rule. Any resolution adopted by the Board in accordance with the by-laws of the Company and provided a quorum is present in accordance with such by-laws, shall be deemed sufficient for purposes of taking any action required to be taken by the Board hereunder.


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         4.3. Company Assistance. The Company shall supply full and timely information to the Board on all matters relating to Key Management Employees, their employment, death, retirement, disability or other termination of employment, and such other pertinent facts as the Board may require. The Company shall furnish the Board with such clerical and other assistance as is necessary in the performance of their duties.


                                   ARTICLE 5.

                   SHARES OF RESTRICTED STOCK SUBJECT TO PLAN

         5.1. Limitations. Subject to adjustment pursuant to the provisions of
Section 5.3 hereof, the number of shares of Restricted Stock which may be issued and sold hereunder shall not exceed Fifty-One Thousand (51,000) shares. Such shares may consist, either in whole or in part, of the Company's authorized and unissued shares or the Company's authorized and issued shares thereafter re-acquired by the Company and held in its treasury, as may from time to time, be determined by the Board. Any of such shares which remain unsold at the termination of the Plan shall cease to be reserved for the purposes of the Plan.

         5.2. Stockholder Approval. The Company may, but shall not be required to, issue or deliver any certificate for restricted stock which may be purchased under the Plan, until the Plan has been approved by a resolution adopted by the holders of a majority of the outstanding shares of Stock of the Company at an annual or special meeting of stockholders held within twelve (12) months from the date the Plan is approved by the Board, and if such approval is not obtained, the Company may determine that Restricted Stock previously purchased pursuant to the Plan shall be void and thereupon the Company shall have no liability whatsoever in connection with any such Restricted Stock other than to return the purchase price paid therefor.

         5.3. Antidilution. In the event that the Stock hereafter are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, or other reorganization, recapitalization, reclassification, combination of shares, stock split-up, or stock dividend, then:

                  (a) The aggregate number and kind of shares in the Plan shall be adjusted appropriately;

                  (b) The number of shares of Restricted Stock purchased by a Participant pursuant hereto shall be adjusted appropriately, both as to the number of subject shares and the price;

                  (c) Such new or additional or different shares or securities which are distributed to a Participant, in his capacity as the owner of Restricted Stock purchased hereunder, shall be legended in accordance with Section 6.8(d) hereof and shall be

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         subject to all of the conditions and restrictions applicable to
         Restricted Stock issued as provided herein.

         Any adjustments required hereunder and the manner of application of the foregoing provisions shall be determined solely by the Board, and any such adjustment may provide for the elimination of fractional share interests.


                                   ARTICLE 6.

                            RESTRICTED STOCK PURCHASE

         6.1. Restricted Stock Purchase. All Restricted Stock purchased pursuant hereto shall be authorized by minutes of a meeting or the written consent of the Board, which shall specify the terms and provisions to be contained in the Stock Purchase Agreement and/or the Escrow Agreement, in accordance with the Plan. The Escrow Agreement and the Stock Purchase Agreement shall be executed by an authorized officer of the Company.

         6.2. Restricted Stock Price. The per share Restricted Stock price shall be determined by the Board, but the per share price shall not be less than the par value of the Restricted Stock on the date the Restricted Stock is purchased. The purchase price for the Restricted Stock shall be paid in cash.

         6.3. Section 83(b) Election. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while it is still subject to restrictions shall promptly furnish the Company with a copy of such election together with information as to the amount of any federal, state, local or other taxes required to be withheld to enable the Company to claim an income tax deduction with respect to such election.

         6.4. Withholding. All Restricted Stock purchased pursuant hereto and dividends on such Restricted Stock shall be subject to withholding as required by applicable federal, state and local laws, and the Board may make such arrangements for the payment of any withholding taxes on Restricted Stock purchased pursuant hereto as they deem satisfactory. including but not limited to (i) reducing the number of shares of Restricted Stock otherwise deliverable, based upon their Fair Market Value, to permit deduction of the amount of any such withholding taxes from the amount which may otherwise be purchased under the Plan, (ii) deducting the amount required to be withheld from salary or any other amount then or thereafter payable to a Participant, and (iii) requiring a Participant to pay to the Company the amount required to be withheld as a condition of releasing the Restricted Stock and any other distributions related thereto.


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         6.5. Nontransferability of Restricted Stock. Unless otherwise permitted hereunder, no Restricted Stock shall be transferred by a Participant otherwise than by Last Will and Testament or the laws of Descent and Distribution.

         At such time that a Participant purchases Restricted Stock pursuant hereto, the Participant shall represent to the Company in writing that he or she will hold the Restricted Stock for his or her own account for investment only and not with a view to distribution or resale and that the Participant will not make any sale, transfer or other disposition of any shares of Restricted Stock purchased except pursuant to registration under the Securities Act or pursuant to an opinion of counsel satisfactory in form and substance to the Board, that the sale, transfer or other disposition may be made without such registration.

         6.6. No Alienation of Benefits. Except insofar as may otherwise be required by law, no Restricted Stock held at any time pursuant to an Escrow Agreement shall be subject in any manner to alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind nor in any manner be subject to the debts or liabilities of any person and any attempt to so alienate or subject any such amount, whether presently or thereafter payable, shall be void. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any Restricted Stock purchased under the Plan, or any part thereof, or if by reason of his of her bankruptcy or other event happening at any such time such amount would be made subject to his debts or liabilities or would otherwise not be enjoyed by him or her, then the Board, if it so elects, may direct that such Restricted Stock be withheld and that the same or any part thereof be paid or applied to or for the benefit of such person, his or her spouse, children or other dependents, or any of them, in such manner and proportion as the Board may deem proper, in their sole discretion.

         6.7. Restrictions Imposed. The Board may impose any or all of the restrictions enumerated in subsections (a), (b) and (c) of this Section 6.7 or such other restrictions as provided in subsection (e) below, with respect to any Restricted Stock purchased hereunder:

                  (a) If a Participant's employment with the Company shall be terminated by the Company based upon Discharge For Cause, or by the act of the Participant, within five (5) years from the date Restricted Stock shall have been purchased hereunder, the Company shall have the option for a period of sixty (60) days after such termination of employment, to buy any or all of the shares purchased by such terminated employee which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Product of (x) the consideration paid by the terminated employee to the Company to acquire such shares, multiplied by (y) the number of shares which the Company repurchases ("Repurchase Price"). The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a "Change of Control of the Company". A "Change of Control of the Company" shall be deemed to have occurred if and when
         (i) Edward M. Frankel and Keith I. Frankel cease to beneficially own, in the aggregate, twenty-five percent (25%) or more of the combined voting power of the

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         Company's then outstanding securities or (ii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

                  (b) If a Participant shall, within five (5) years from the date Restricted Stock shall have been purchased, directly or indirectly, own, manage, operate, control, be employed by, or participate in, as a partner, joint venturer, employee, agent, salesman, officer, director, five percent (5%) shareholder, or be connected in any manner with the ownership, management, operation, control, employment or participation as a partner, joint venturer, employee, agent, salesman, officer, director, or five percent (5%) shareholder, of any business similar to the type of business conducted by the Company at that time, as determined in the sole discretion of the Board, the Company shall have the option for a period of sixty (60) days after such determination by the Board, to buy any or all of the shares purchased by such Participant which are, at such time, subject to restriction as provided in the applicable Stock Purchase Agreement, for an amount equal to the Repurchase Price. The provisions of this paragraph shall automatically terminate and the restrictions shall be removed in accordance with Section 6.9 hereof, immediately following a Change of Control of the Company or if the Participant is terminated by the Company under circumstances which do not constitute a Discharge for Cause.

                  (c) If, within nine (9) months of the date on which Restricted Stock is purchased hereunder, the Company shall not have filed a registration statement under the Securities Act for the public offer and sale of shares of its Common Stock and any such registration statement shall not have been declared effective by the Securities and Exchange Commission, then the Company shall have the option for a period of sixty (60) days after the end of such nine (9) month period to buy any or all of the shares purchased hereunder for an amount equal to the Repurchase Price.

                  (d) Stock certificates evidencing Restricted Stock purchased by a Participant shall be issued and delivered in the sole name of the Participant and each such certificate shall bear the following legends:

                           (i) "The shares of Vitaquest International Inc. $.01
                  par value common stock evidenced by this certificate are subject to repurchase by Vitaquest International Inc., and such shares may not be sold or otherwise transferred, pledged or hypothecated except pursuant to the provisions of the Escrow Agreement and/or Stock Purchase Agreement by and between the Escrow Agent, Vitaquest International, Inc. and the registered owner of such shares."; and


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                           (ii) "This stock certificate may not be sold,
                  transferred, pledged or hypothecated unless it has first been registered under the Securities Act of 1933, as amended, or unless counsel for Vitaquest International, Inc. has given an opinion that registration under said Act is not required, except that after a Change of Control of the Company, an opinion of counsel that registration under said Act is not required, may be provided by counsel independent of Vitaquest International Inc. These shares are subject to the terms of an Escrow Agreement and/or Stock Purchase Agreement with the Escrow Agent, Vitaquest International Inc. and the registered owner of such shares."

                  No such share may be sold, transferred, or otherwise alienated or hypothecated so long as the certificate evidencing such share bears the legends provided above.

                  The foregoing provisions in subsection (d) hereof shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if and so long as the Board determines that application of such provisions is no longer required. In making such determination, the Board shall rely upon an opinion of counsel for the Company, except that after a Change of Control of the Company, an opinion of counsel that registration under the Securities Act is not required may be provided by counsel independent of the Company.

                  (e) The Board may impose some or all of the restrictions set forth in this Section and/or such other restrictions on any shares sold pursuant to the Plan as they may deem advisable in their sole discretion, including without limitation, restrictions under the Securities Act, under the requirements of any stock exchange upon which such shares or shares of same class are then listed, and under any state or local blue sky or securities laws applicable to such shares.

                  (f) In the event the Company exercises its sixty (60) day option with respect to any shares, the Company may set off the Repurchase Price from any obligation or liability to a Participant, whether as compensation or otherwise.

         6.8. Rights as Stockholder. Subject to the provisions of Section 6.9 hereof, a certificate or certificates for all shares of Restricted Stock registered in the name of a Participant shall be delivered to him or her as soon as reasonably practicable and he or she shall thereupon be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such shares; provided, that such shares of Restricted Stock, and any new, additional or different securities the Participant may become entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions theretofore imposed on the Restricted Stock.


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         6.9. Removal of Restrictions. (a) If (i) a Participant shall die, retire or become permanently and totally disabled as determined in accordance with applicable Company personnel policies, or (ii) there is a Change of Control of the Company, at any time within five (5) years from the date Restricted Stock shall have been purchased hereunder, the events of forfeiture specified in
Section 6.7(a) and (b) (but not Section 6.7(c)) or as otherwise determined by the Board shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in
Section 6.7(d)(i) hereof or any other restrictions on the sale or other transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d).

                  (b) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(a), the events of forfeiture specified in Section 6.7(a) shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d).

                  (c) If the Company chooses not to exercise its sixty (60) day option with respect to any shares or such sixty (60) day option period has expired pursuant to Section 6.7(b), the events of forfeiture specified in Section 6.7(b) shall terminate, and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d).

                  (d) If a Participant's Stock Purchase Agreement provides for the release from restriction of portions of the Restricted Stock upon the passage of time, then upon the passage of such time periods, the events of forfeiture specified in Section 6.7(a) and 6.7(b) shall terminate as to such portions of the Restricted Stock and upon surrender and presentation to the Company of the legended certificates evidencing such shares, replacement certificates shall be issued and delivered to the Participant, free from the legend provided for in
         Section 6.7(d)(i) hereof or any other restrictions on the sale or transfer of such shares, pursuant to the Plan, but legended in accordance with Section 6.7(d)(ii) hereof, and such shares shall, nonetheless, remain subject to the Securities Act

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         and the Exchange Act, unless an opinion of counsel is provided in accordance with Section 6.7(d).

         6.10. Escrow. In order to enforce the restrictions imposed upon shares issued under the Plan, the Board may require any Participant to deposit with the Escrow Agent all certificates for Restricted Stock together with stock powers, appropriately endorsed in blank. and to enter into an Escrow Agreement providing that the certificates representing shares issued pursuant to the Plan shall remain in the physical custody of the Escrow Agent until any or all of the restrictions imposed pursuant to the Plan have terminated.


                                   ARTICLE 7.

                               STOCK CERTIFICATES

         The Company may, but shall not be required to, issue or deliver any certificate for shares of Restricted Stock purchased hereunder or any portion thereof, prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rules or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in their sole discretion deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall in their sole discretion determine to be necessary or advisable;

                  (d) Compliance with all terms and provisions of the Plan, the Stock Purchase Agreement and the Escrow Agreement;

                  (e) The lapse of such reasonable period of time following the purchase of the Restricted Stock as the Board from time to time in their sole discretion may establish for reasons of administrative convenience; and

                  (f) The approval of the Plan by the holders of a majority of the shares of Stock of the Company represented at an annual or special meeting of the stockholders of the Company; and


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Nothing herein contained shall be construed as imposing any obligation on the
Board or the Company to undertake or complete any act with respect to subparagraphs (a), (b) and (c) of this Article VII.


                                   ARTICLE 8.

                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

         8.1. Termination. The Plan shall terminate and no further shares shall be sold or issued hereunder on or after the first anniversary of the Effective Date, or such earlier date as may be determined by the Board. The termination of the Plan, however, shall not effect any restrictions previously imposed on shares issued pursuant to the Plan.

         8.2. Amendment and Modification. The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, that no such action of the Board without approval of the stockholders of the Company may:

                  (a) Increase the total number of shares of Stock subject to the Plan except as contemplated in Section 5.3 hereof;

                  (b) Provide for a purchase price for the Restricted Stock of less than the par value thereof;

                  (c) Change the manner for removal of the restrictions set forth in Section 6.9 hereof; or

                  (d) Withdraw the administration of the Plan from the Board.

         No termination, amendment, or modification of the Plan shall in any manner affect any Stock Purchase Agreement or Escrow Agreement theretofore executed pursuant to the Plan without the consent of the Participant.


                                   ARTICLE 9.

                                  MISCELLANEOUS

         9.1. Employment. Nothing in the Plan or in any Stock Purchase Agreement relating hereto shall confer upon any employee the right to continue in the employ of the Company.

         9.2. Other Compensation Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company, nor shall the

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Plan preclude the Company from establishing any other forms of incentive or other compensation plans for employees of the Company.

         9.3. Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

         9.4. Singular, Plural, Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

         9.5. Headings, etc., No Part of Plan. Headings or Articles and Sections hereof are inserted for convenience and reference and they constitute no part of the Plan.

         9.6. Unfunded Plan. The Plan is intended to constitute an unfunded deferred compensation arrangement for a select group of management, key or outstanding personnel.



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




         I hereby certify that the foregoing Plan was duly approved by the Board of Directors of Vitaquest International Inc. on June 14, 1996.

         Executed as of this 14th day of June, 1996.



                                                   s/Stephen J. Young
                                               ---------------------------
                                               STEPHEN J. YOUNG, Secretary


Corporate Seal






         I hereby certify that the foregoing Plan was duly approved by the Stockholders of Vitaquest International Inc. on June 14, 1996.

Executed on this 14th day of June, 1996.


                                                   s/Stephen J. Young
                                               ---------------------------
                                               STEPHEN J. YOUNG, Secretary

Corporate Seal



                                       14